Exhibit 10.28

POLICY FOR DETERMINING THE FRINGE BENEFIT VALUE OF PERSONAL USE OF THE COMPANY AIRCRAFT AND OF SPOUSAL TRAVEL ON THE COMPANY AIRCRAFT

Effective Date:

Purpose

The purpose of this Policy statement is to set forth Company policy regarding (i) the use of the Company aircraft pursuant to time-sharing arrangements, (ii) the fringe benefit value which will be imputed to employees for personal use of the Company aircraft, and (iii) the fringe benefit value which will be imputed to employees for family member and guest use of the Company aircraft.

Only the Chief Executive Officer (the “CEO”) may use the Company aircraft for solely personal purposes; provided however, that officers of the Company at the level of an Executive Vice President and above, and their family members and guests, may use the Company aircraft for solely personal purposes in instances of personal emergency as determined by the CEO.  Officers of the Company at the level of an Executive Vice President and above, and their family members and guests, may also use the Company aircraft for personal purposes on flight segments where other employees of the Company are using the Company aircraft for business purposes; provided, however, that any such “ride along” use of the Company aircraft for personal purposes shall not result in re-routing the aircraft from the route being flown by the other employees of the Company traveling for business purposes.

In all cases, the employee will be responsible for his/her portion of the payroll taxes on his/her imputed income, if any.

Definitions

Solely Personal Use

For the purposes of this Policy, solely personal use means a trip which is solely for personal reasons.  In such instance, the policy of the Company is that the employee will reimburse the Company for use of the Company aircraft pursuant to a time-sharing arrangement in accordance with Federal Aviation Regulation (“FAR”) Sections 91.501(b)(6) and (c)(1) in substantially the form attached hereto as Exhibit A (a “Time-Sharing Agreement”).  However, the amount, if any, by which the value of the trip determined under the Standard Industry Fare Level (“SIFL”) formula set forth below exceeds the amount the employee reimburses the Company pursuant to the Time-Sharing Agreement will be imputed to the employee as wages on Form W-2 reportable for federal, state or other applicable income tax purposes.

For example, assume the CEO, with or without his/her family members, travels from Van Nuys, CA to Sun Valley, ID and back for vacation.  The CEO will reimburse the Company for such solely personal use of the Company aircraft pursuant to a Time-Sharing Agreement for variable costs associated with the two flight segments in the amount determined by the Time-Sharing Agreement.  The Company will impute to the CEO income equal to the amount, if any, by which the value of the trips determined under the SIFL formula exceeds the amount of the reimbursement.

Primarily Personal Use

For the purposes of this Policy, primarily personal use means any trip where the employee combines, in one trip, personal and business flights and the employee’s trip is primarily personal.  In such instance, the employee shall have imputed income equal to the value of the personal flights that would have been taken had there been no business flights, but only personal flights.

For example, assume that an employee flies on the Company aircraft from Van Nuys, CA to Medford, OR for Company business, then from Medford, OR to Sun Valley, ID for personal reasons, and then back to Van Nuys, CA.  Assume further that the primary purpose of the trip is personal.  The employee shall have imputed income equal to the value of personal flights that would have been taken had there been no business flights but only personal flights (Van Nuys to Sun Valley and Sun Valley to Van Nuys).

For the purposes of this Policy, primarily personal use also means any trip where the employee combines, in one trip, personal and business purposes and the employee’s trip is primarily personal.  For example, assume that an employee flies on the Company aircraft from Van Nuys, CA to Miami, FL and back to Van Nuys, CA.  Assume further that, although the employee has a business meeting in Miami, FL, the primary purpose of the trip is personal.  In such instance, the employee shall have imputed income equal to the value of the flights (Van Nuys to Miami, FL and Miami, FL to Van Nuys).

Primarily Business Use

For the purposes of this Policy, primarily business use means a trip where an employee combines, in one trip, personal and business flights and the employee’s trip is primarily for Company business.  In such instance, the employee shall have imputed income equal to the value of all the flights that comprise the trip over the value of the flights that would have been taken had there been no personal flights, but only business flights.

For example, assume that an employee flies on the Company aircraft from Van Nuys, CA to Medford, OR for Company business, then from Medford, OR to Sun Valley, ID for personal reasons and then back to Van Nuys, CA.  Assume further that the primary purpose of the trip is for Company business.  The employee shall have imputed income equal to the excess of the value of the three flights (Van Nuys to Medford, Medford to Sun Valley and Sun Valley to Van Nuys) over the value of the flights that would have been taken had there been no personal flights but only business flights (Van Nuys to Medford and Medford to Van Nuys).

For the purposes of this Policy, primarily business use also means any trip where the employee combines, in one trip, personal and business purposes and the employee’s trip is primarily business.  For example, assume that an employee flies on the

Company aircraft from Van Nuys, CA to Miami, FL and back to Van Nuys, CA.  Assume further that, although the employee has a personal purpose for being in Miami, FL, the primary purpose of the trip is business.  In such instance, the employee shall have no imputed income.

Solely Business Use

For the purposes of this Policy, solely business use means a trip where all flights are solely for Company business purposes.  The Company does not impute income to an employee for the employee’s use of the Company aircraft where the use is solely business.

Business Purposes

Whether a trip is primarily for business purposes or primarily for personal purposes depends on the facts and circumstances of the trip.  However, for the purposes of this Policy, travel for business purposes would include, among other things, travel to the following locations or meetings for Company business:  divisional headquarters of the Company; Company owned or leased locations of any type, including retail stores or distribution centers; investor relations events; subsidiary and Company board or stockholder meetings; interviews with prospective employees or prospective board members; or any locations involved in mergers or acquisitions.

Family Member and Guest Travel

For the purpose of this Policy, family member and guest travel means any flight segment of the Company aircraft where an employee’s family member or guest is traveling for personal purposes.  In such instance, the employee shall have imputed income equal to the value of each flight segment for each family member or guest except for segments which are governed by the seating capacity rule set forth below.  If the flight is leased by the CEO pursuant to the Time Sharing Agreement, income will be imputed to the CEO only to the extent the amount of the reimbursement pursuant to the Time Sharing Agreement exceeds the amount of the value of the flight using the SIFL rates formula.

For example, assume an employee flies from Van Nuys, CA to New York, NY and is accompanied by his/her spouse who is traveling for personal purposes.  The value of the spouse’s flights from Van Nuys to New York and back will be imputed income to the employee.  (The value of the employee’s round trip to New York, NY and back may or may not be imputed income to the employee depending on whether the trip is purely or primarily personal, on the one hand, or purely or primarily business, on the other hand.)

Seating Capacity Rule (50% rule)

The IRS regulations provide a “safe harbor” to the imputed income rules.  Where at least 50% of the regular seating capacity of the Company aircraft is occupied by employees who are traveling for Company business purposes, there will be no imputed income to any employee who is traveling for personal purposes or to any employee whose family member or guest is also traveling for personal purposes.  The 50% rule must be applied to each flight segment that involves personal use or family member or guest travel.

For example, assume that there are four (4) employees traveling on the Company aircraft for Company business purposes, all of whom are going to New York, NY on business, and that one of the employees is accompanied by his/her spouse who is traveling for personal purposes.  The value of the spouse’s flight to New York, NY will not be imputed to the employee, because more than 50% of the aircraft seating capacity for the segments that involve spousal travel is occupied by individuals traveling for business purposes.

Since the regular seating capacity of the aircraft currently owned by the Company is seven (7) seats, there must be at least four (4) employees traveling on any given flight segment for Company business purposes in order for the “safe harbor” seating capacity rule to apply.

Compliance with IRS Regulations

In order to comply with IRS regulations, the Company has elected to establish a minimum value for all employee personal use of the Company aircraft and family member and guest travel on the Company aircraft by applying the special valuation rule provided in the IRS regulations for fringe benefits.  The rule will be used for the valuation of all domestic and international flights.  The value is calculated by reference to the SIFL formula, which uses an aircraft multiple, a cent-per statute mile rate and the terminal charge in effect at the time of the flight.  The aircraft multiple is based on an aircraft’s takeoff weight and whether the individual taking the flight is a “control employee” or a “non-control employee.”  A “control employee” is any employee who: (1) is an officer; (2) has compensation equal to or exceeding the compensation of the top one percent most highly paid employees based on the prior calendar year, but not to exceed 50 employees; (3) owns a five percent or greater equity, capital or profit interest;  (4) is a director; or (5) is a family member of a control employee.

An imputed value to the employee must be calculated for each flight segment of a trip that involves a flight segment for personal purposes.  Also, an imputed value must be calculated for each family member or guest present on each flight segment for personal purposes.  The aggregate computed value, minus any reimbursements pursuant to the Time Sharing Agreement, will be imputed income to the employee.  For example, an employee traveling round trip with his/her spouse and two children for personal purposes would have income imputed for the value of four (4) individuals traveling on two flight segments.

Computation of Value Using SIFL Formula

The SIFL formula is as follows:

(First 500 miles x 0.1926)	+ )
(miles between 501-1,500 x 0.1468)	+ ) x Aircraft Multiple + Terminal Charge
(miles over 1,500 x 0.1412)

The mileage rates and terminal charge are updated every six months by the IRS.  The mileage rates above and a terminal charge of $35.21 are in effect for flights taken during the period July 1, 2005 — December 31, 2005.  New rates are usually issued a couple of months into the six-month period for which they are to be applied.  The aircraft multiple to be used with the special valuation rule is determined based on the following chart:

Max Cert.	Aircraft Multiple	Aircraft Multiple
Takeoff	for a	for a
Weight	Control Employee	Non-Control Employee

6,000 lbs. or less	62.5%	15.6%
6,001 – 10,000 lbs.	125.0%	23.4%
10,001 – 25,000 lbs.	300.0%	31.3%
25,001 lbs. or more	400.0%	31.3%

The maximum certified take-off weight of the Company’s aircraft is 37,500 lbs.  The aircraft multiple for a control employee of the Company is 400% and the aircraft multiple for a non—control employee is 31.3%.

Examples

Solely Personal Use

Assume the CEO and three family members travel to Sun Valley, ID from Van Nuys, CA and back for solely personal purposes.  There are no other individuals on the two flight segments.  Since the purpose for the trip is solely personal in nature, the CEO will reimburse the Company for use of the Company aircraft pursuant to the Time-Sharing Agreement.  Reimbursable expenses pursuant to the Time-Sharing Agreement are set forth as follows:

a.                     Expenses for fuel, oil, lubricants and other additives;

b.                    Crew travel expenses, including food, lodging, and ground transportation;

c.                     Hangar and tie-down costs when the aircraft is required by the Executive to be away from the aircraft’s base of operation;

d.                    Insurance obtained for the specific flight;

e.                     Landing fees, airport taxes, and similar assessments;

f.                       Customs, foreign permit, and similar fees directly related to the flight;

g.                    In-flight food and beverage;

h.                    Passenger ground transportation; and

i.                        Flight planning and weather contract services.

For example, assume that in a trip to Sun Valley, ID from Van Nuys, CA and back, the following reimbursable expenses are incurred: fuel of $4,875; crew travel expenses of $454; hangar expenses of $85; and landing fees of $51.  In such instance, the CEO would reimburse the Company for the total of $5,465 ($4,875 + $454 + $85 + $51 = $5,465) as required by the Time Sharing Agreement.  However, any amount by which the value of the trip determined using the SIFL formula rates exceeds the amount of the reimbursement by the CEO to the Company will be imputed to the CEO as Form W-2 wages.

The statute miles from Van Nuys, CA to Sun Valley, ID are 680.  The value of the two flight segments using the SIFL formula rates is as follows:

Flight #1 – Van Nuys to Sun Valley

500 x 0.1926 =	96.30
180 x 0.1468 =	26.42
122.72
Aircraft Multiple	x 400%
Subtotal	490.88
Terminal Charge	35.21
Value Per Person	526.09
Number of Persons	x 4
Imputed Value	$2,104.36

Flight #2 – Sun Valley to Van Nuys

500 x 0.1926 =	96.30
180 x 0.1468 =	26.42
122.72
Aircraft Multiple	x 400%
Subtotal	490.88
Terminal Charge	35.21
Value Per Person	526.09
Number of Persons	x 4
Imputed Value	$2,104.36

Since the imputed value using the SIFL formula rates of the two flight segments for the four individuals is $4,208.72 ($2,104.36 + $2,104.36 = $4,208.72) and that amount is less than the $5,465.00 reimbursed by the CEO to the Company pursuant to the Time Sharing Agreement, no value will be imputed as income to the CEO.

Primarily Personal Use

Assume that an employee flies on the Company aircraft from Van Nuys, CA to Medford, OR for Company business, then from Medford, OR to Sun Valley, ID for personal reasons, and then back to Van Nuys, CA.  Assume further that the primary purpose of the trip is personal.  The employee shall have imputed income equal to the value of personal flights that would have been taken had there been no business flights, but only personal flights (Van Nuys to Sun Valley and Sun Valley to Van Nuys).

The statute miles from Van Nuys, CA to Sun Valley, ID are 680.  The value of the hypothetical flight from Van Nuys, CA to Sun Valley, ID and the actual return flight from Sun Valley, ID to Van Nuys, CA using the SIFL formula rates is as follows:

Flight #1 – Van Nuys to Sun Valley

500 x 0.1926 =	96.30
180 x 0.1468 =	26.42
122.72
Aircraft Multiple	x 400%
Subtotal	$490.88
Terminal Charge	35.21
Value Per Person	526.09
Number of Persons	x 1
Imputed Value	$526.09

Flight #2 –Sun Valley to Van Nuys

500 x 0.1926 =	96.30
180 x 0.1468 =	26.42
122.72
Aircraft Multiple	x 400%
Subtotal	$490.88
Terminal Charge	35.21
Value Per Person	526.09
Number of Persons	x 1
Imputed Value	$526.09

The total value of the hypothetical round trip from Van Nuys, CA to Sun Valley, ID is $1,052.18 ($526.09 + $526.09 = $1,052.18).  Assuming the primary purpose of the trip is personal, the imputed value of $1,052.18 will be included in the employee’s Form W-2 for the current year.

Primarily Business Use — Three Segment Trip

Assume the same three segment trip from Van Nuys, CA to Medford, OR for Company business, then from Medford, OR to Sun Valley, ID for personal reasons, and then back to Van Nuys, CA.   However, also assume that the trip is primarily for Company business purposes.  The employee shall have imputed income equal to the excess of the value of the three flights (Van Nuys to Medford, Medford to Sun Valley and Sun Valley to Van Nuys) over the value of the flights that would have been taken had there been no personal flights, but only business flights (Van Nuys to Medford and Medford to Van Nuys).

The statute miles from Van Nuys, CA to Medford, OR are 612; the statute miles from Medford, OR to Sun Valley, ID are 440; and the statute miles from Sun Valley, ID to Van Nuys, CA are 680.  The value of the three flight segments using the SIFL formula rates is as follows:

Flight #1 – Van Nuys to Medford

500 x 0.1926 =	96.30
112 x 0.1468 =	16.44
112.74
Aircraft Multiple	x 400%
Subtotal	450.97
Terminal Charge	35.21
Value Per Person	486.18
Number of Persons	x 1
Imputed Value	$486.18

Flight #2 – Medford to Sun Valley

440 x 0.1926 =	84.74

84.74
Aircraft Multiple	x 400%
Subtotal	338.98
Terminal Charge	35.21
Value Per Person	374.19
Number of Persons	x 1
Imputed Value	$374.19

Flight #3 – Sun Valley to Van Nuys

500 x 0.1926 =	96.30
180 x 0.1468 =	26.42
122.72
Aircraft Multiple	x 400%
Terminal Charge	35.21
Value Per Person	526.09
Number of Persons	x 1
Imputed Value	$526.09

Thus, the total value of the three flight segments is $1,386.46 ($486.18 + $374.19 + $526.09 = $1,386.46).  The total value of a hypothetical round trip from Van Nuys, CA to Medford, OR and back (Flight #1 multiplied by two) is $972.36 ($486.18 + $486.18 = $972.36).

The excess of the value of the three flight segments over the value of the round trip from Van Nuys, CA to Medford, OR and back is $414.10 ($1,386.46 - $972.36 = $414.10).  Assuming the primary purpose of the trip is business, the imputed value of $414.10 will be included in the employee’s Form W-2 for the current year.

Primarily Business Use — Four Segment Trip

Alternatively, assume a four segment trip where the employee flies on the Company aircraft from Van Nuys, CA to Medford, OR for Company business, then from Medford, OR to Sun Valley, ID for personal purposes, then from Sun Valley, ID to Medford, OR for business and then back to Van Nuys, CA.  Assume further that the primary purpose of the trip is for Company business.  The employee shall have imputed income equal to the excess of the value of the four flights (Van Nuys to

Medford, Medford to Sun Valley, Sun Valley to Medford and Medford to Van Nuys) over the value of the flights that would have been taken had there been no personal flights, but only business flights (Van Nuys to Medford and Medford to Van Nuys).

The statute miles from Van Nuys, CA to Medford, OR is 612 and the statute miles from Medford, OR to Sun Valley, ID is 440, and the statute miles from Sun Valley, ID to Van Nuys, CA is 680.  The value of the four flight segments using the SIFL formula rates is as follows:

Flight #1 – Van Nuys to Medford

500 x 0.1926 =	96.30
112 x 0.1468 =	16.44
112.74
Aircraft Multiple	x 400%
Subtotal	450.96
Terminal Charge	35.21
Value Per Person	486.17
Number of Persons	x 1
Imputed Value	$486.17

Flight #2 – Medford to Sun Valley

440 x 0.1926 =	84.74

84.74
Aircraft Multiple	x 400%
Subtotal	338.98
Terminal Charge	35.21
Value Per Person	374.19
Number of Persons	x 1
Imputed Value	$374.19

Flight #3 – Sun Valley to Medford

440 x 0.1926 =	84.74

84.74
Aircraft Multiple	x 400%
Subtotal	338.98
Terminal Charge	35.21
Value Per Person	374.19
Number of Persons	x 1
Imputed Value	$374.19

Flight #4 – Medford to Van Nuys

X x 0.1926 =	96.30
112 x 0.1468 =	16.44
112.74
Aircraft Multiple	x 400%
Subtotal	450.96
Terminal Charge	35.21
Value Per Person	486.18
Number of Persons	x 1
Imputed Value	$486.18

The total value of the four flight segments is $1,720.72 ($486.18 + $374.19 + $374.19 + $ 486.18 = $1,720.72).  The total value of a round trip from Van Nuys, CA to

Medford, OR and back (Flights #1 and #4) is $972.36 ($486.18 + $486.18 = $972.36).

The excess of the value of the four flight segments over the value of a round trip from Van Nuys, CA to Medford, OR and back is $748.34 ($1,720.72 - $972.36 = $748.34).  Assuming the primary purpose of the trip is business, the imputed value of $748.34 will be included in the employee’s Form W-2 for the current year.

Family Member and Guest Travel

Assume one Company employee travels to New York, NY from Van Nuys, CA and back for personal or business reasons and is accompanied by his/her spouse who is traveling for personal reasons.  There are no other individuals on the two flights.  Because the seating capacity rule is not met, the value of the two flights by the spouse will be imputed to the employee’s income.  The statute miles from Van Nuys, CA to New York, NY (Teterboro) is 2,449.  The value of the two flights by the spouse using the SIFL formula is computed as follows:

Flight #1 – Van Nuys to Teterboro

500 x 0.1926 =	96.30
1000 x 0.1468 =	146.80
949 x 0.1412 =	134.00
377.10
Aircraft Multiple	x 400%
Subtotal	1,508.40
Terminal Charge	35.21
Value Per Person	1,543.61
Number of Persons	x 1
Imputed Value	$1,543,61

Flight #2 – Teterboro to Van Nuys

500 x 0.1926 =	96.30
1000 x 0.1468 =	146.80
949 x 0.1412 =	134.00
377.10
Aircraft Multiple	x 400%
Subtotal	1,508.40
Terminal Charge	35.21
Value Per Person	1,543.61
Number of Persons	x 1
Imputed Value	$1,543,61

The aggregate imputed value of both flights by the spouse of $3,087.22 ($1,543.61 + $1,543.61 = $3,087.22) will be included in the employee’s Form W-2 for the current year.

Executive Group Travel Restrictions

The CEO may not travel on the Company aircraft with more than two officers of the Company holding the following titles or their functional equivalent: Chief Financial Officer; Chief Administrative Officer; President of Musician’s Friend; President of Music & Arts Center; EVP of Stores; Chief Information Officer or General Counsel.  In addition, no senior executive may fly on the Company aircraft with more than three of their direct reports.

Review of Company Aircraft Trip Report Log

The trip report log of the Company aircraft will be reviewed on a monthly basis by the Company’s Chief Financial Officer and on a quarterly basis by the Company’s

Audit Committee to verify proper compliance with the procedures of this Policy.  The trip report logs will be maintained by the CFO’s Executive Assistant and will be retained at least until the statute has run with respect to an IRS audit (i.e. retained until the IRS completes an audit of the Company for a given year).

Board of Directors Travel Restrictions

Members of the Company’s Board of Directors may travel on the Company aircraft only in connection with Company business.  Members of the Company’s Board of Directors may not fly on the Company aircraft for personal use.